Exhibit 10.39

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED GENERAL

PARTNERSHIP AGREEMENT

This First Amendment to Second Amended and Restated General Partnership Agreement (this “Amendment”), is made effective as of March 9, 2010, by and among Regency Haynesville Intrastate Gas LLC, a Delaware limited liability company (“Regency HIG”), EFS Haynesville, LLC, a Delaware limited liability company (“GE Investor”), Alinda Gas Pipeline I, L.P., a Delaware limited partnership (“Alinda Investor 1”) and Alinda Gas Pipeline II, L.P., a Delaware limited partnership (“Alinda Investor 2” and collectively with Regency HIG, GE Investor and Alinda Investor 1, the “Partners”).

RECITALS

WHEREAS, the Partners constitute all of the partners of RIGS Haynesville Partnership Co., a Delaware general partnership (the “Partnership”) and have entered into that certain Second Amended and Restated General Partnership Agreement of the Partnership dated as of December 18, 2009 (the “Partnership Agreement”); and

WHEREAS, in accordance with Section 13.5 of the Partnership Agreement, the Partners desire to amend the Partnership Agreement pursuant to this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners agree as follows:

1. Definitions. All capitalized terms used in this Amendment but not defined in this Amendment shall have the meanings ascribed to such terms in the Partnership Agreement.

2. Amendment. The Partnership Agreement is hereby amended as follows:

(a) Section 7.2(b) of the Partnership Agreement is hereby deleted in its entirety and replaced with the following:

“(b) Each Partner shall have the right to designate one MC Member, and to remove or replace such MC Member from time to time in its Sole Discretion. The individuals listed on Schedule 2 shall serve as the initial MC Members as of the Effective Date. In addition, each Partner shall have the right to designate one alternate MC Member upon written notice to the Partnership and each other Partner, and to remove or replace such alternate MC Member from time to time in its Sole Discretion. The alternate MC Member designated by any Partner shall be deemed to be a “MC Member” designated by such Partner for all purposes; provided, that, notwithstanding the foregoing, the MC Member and the alternate MC Member designated by such Partner, collectively, shall only have one vote in accordance with Section 7.3(a).”

(b) Section 7.8 of the Partnership Agreement is hereby deleted in its entirety and replaced with the following:

“7.8 Fees and Expenses. A MC Member shall not be entitled to any fees from the Partnership for serving as a MC Member. The Partnership shall, however, reimburse each Partner for the reasonable and documented out-of-pocket costs and expenses incurred and paid by such Partner in respect of only one (but not more than one) MC Member, alternate MC Member, observer or other individual attending each Management Committee meeting and/or any other meeting at which Partnership business is conducted on behalf of such Partner in accordance with the policies (if any) adopted from time to time by the Management Committee.”

(c) Schedule 1 of the Partnership Agreement is hereby deleted in its entirety and replaced with Schedule 1 attached to this Amendment.

3. Miscellaneous.

(a) Except as expressly amended hereby, all of the terms and provisions contained in the Partnership Agreement are hereby ratified and shall remain in full force and effect. All references to the Partnership Agreement hereafter shall mean the Partnership Agreement as amended by this Amendment.

(b) Section 13.6 (“Binding Effect”), Section 13.7 (“Governing Law; Jurisdiction”), Section 13.8 (“Severability”), Section 13.10 (“Further Assurances”), Section 13.12 (“No Third Party Beneficiary”), Section 13.13 (“Counterparts”) and Section 13.14 (“Reliance on Counsel”) of the Partnership Agreement shall apply to this Amendment as if set forth herein.

Signature Pages Follow

IN WITNESS WHEREOF, the Partners have executed this Amendment as of the date set forth above.

REGENCY HAYNESVILLE INTRASTATE GAS LLC

By:	Regency Gas Services LP, its sole member

By:	Regency OLP GP LLC, its general partner

By:	/S/ L. PATRICK GIROIR

Name:	L. Patrick Giroir
Title:	Vice President

EFS HAYNESVILLE, LLC

By:	EFS Equity Holdings, LLC, its Managing Member

By:	Aircraft Services Corporation, its Managing Member

By:	/S/ MARK MELLANA

Name:	Mark Mellana
Title:	Vice President

ALINDA GAS PIPELINE I, L.P.

By:	Alinda Gas Pipeline I GP LLC, its General Partner

By:	/S/ SANJAY KHETTRY

Name:	Sanjay Khettry
Title:	Partner

Signature Page

First Amendment to Second Amended and Restated General Partnership Agreement

ALINDA GAS PIPELINE II, L.P.

By:	Alinda Gas Pipeline II GP LLC, its General Partner

By:	/S/ ALEX BLACK

Name:	Alex Black
Title:	Managing Director

Signature Page

First Amendment to Second Amended and Restated General Partnership Agreement

SCHEDULE 1

PARTNERS; GP UNITS; CAPITAL CONTRIBUTIONS

Partner	Initial Capital Contribution	Total Capital Contributions	GP Units	Sharing Ratio
Regency Haynesville Intrastate Gas LLC	$400,000,000	$420,203,751	452,650	43%

2001 Bryan Street Suite 3700 Dallas, Texas 75201 Attention: Chief Legal Officer Facsimile: 214-750-1749 Telephone: 214-750-1771

EFS Haynesville, LLC	$126,500,000	$129,796,249	73,850	7%

c/o GE Energy Financial Services 800 Long Ridge Road Stamford, CT 06927 Attention: General Counsel Facsimile: 203-357-6632 Telephone: 203-357-4151

Alinda Gas Pipeline I, L.P.	$308,531,000	$325,463,153	311,557	29.6%

c/o Alinda Capital Partners LLC 150 East 58th Street 39th Floor New York, NY 10155 Attention: General Counsel

Partner	Initial Capital Contribution	Total Capital Contributions	GP Units	Sharing Ratio
with copy to: c/o Alinda Capital Partners LLC 150 East 58th Street 39th Floor New York, NY 10155 Attention: Sanjay Khettry Facsimile: 212-838-6480 Telephone: 212-838-6400

Alinda Gas Pipeline II, L.P.	$217,969,000	$224,536,847	214,943	20.4%

c/o Alinda Capital Partners LLC

150 East 58th Street

39th Floor

New York, NY 10155

Attention: General Counsel

with copy to:

c/o Alinda Capital Partners LLC

150 East 58th Street

39th Floor

New York, NY 10155

Attention: General Counsel

Attention: Alex Black

Facsimile: 212-838-6480

Telephone: 212-838-6400